UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 16, 2004
Date of Report (Date of earliest event reported)

Matria Healthcare, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	58-2205984

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)

770-767-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release, dated December 16, 2004

Item 2.02. Results of Operations and Financial Condition.

     The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On December 16, 2004, Matria Healthcare, Inc. (the “Company”) issued a press release announcing its financial outlook for fiscal year 2005. The Company also explained the effect of new accounting standards issued by the Financial Accounting Standards Board (“FASB”) regarding the treatment of contingently convertible debt instruments, on the presentation of the Company’s earnings per share from continuing operations for the third quarter of 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

     The following exhibit is furnished herewith:

     99.1      Press Release, dated December 16, 2004

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.
By:	/s/ Stephen M. Mengert
Stephen M. Mengert
Vice President, Finance and Chief Financial Officer

Dated: December 21, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Press Release, dated December 16, 2004.